                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 9, 1994

                          Summit Securities, Inc.

          Washington               33-36775            82-0438135
(State or other                    (Commission         (I.R.S. Employer
jurisdiction of                    File Number)        Identification
incorporation)                                         Number)

                 W. 929 Sprague Avenue, Spokane, WA 99204
                 (Address of principal executive offices)

            Registrant's telephone number, including area code

                              (509) 838-3111
Item 1. Changes in Control of Registrant

          On September 9, 1994, the controlling interest in Summit Securities, Inc. (Summit) was acquired by National Summit Corp., a Delaware corporation which is wholly owned by C. Paul Sandifur, Jr. The change in control was made pursuant to a negotiated reorganization wherein Summit redeemed all the common shares held by its former parent company, Metropolitan Mortgage & Securities Co., Inc. (Metropolitan) which consisted of 100% of the outstanding common stock of Summit. Contemporaneously with this redemption, Summit issued 10,000 shares of common stock to National Summit Corp., a Delaware Corporation, for $100,000. In addition, various investors in Metropolitan's common and preferred stock, including members of Mr. Sandifur's immediate family acquired 30,224 shares of Summit's Preferred Stock Series S-1 for $100 per share in exchange for preferred and common shares of Metropolitan with a value of approximately $3 million dollars.

          Metropolitan Mortgage & Securities Co., Inc. the former parent company is effectively controlled by C. Paul Sandifur, Jr., through stock ownership and voting control. National Summit Corp. is wholly owned by C. Paul Sandifur, Jr. through ownership of 100% of the voting stock.

          The source of funds used by Summit to redeem Metropolitan's common shares was $3,600,000 paid in cash by Summit to Metropolitan. The source of funds used by National Summit Corp. to acquire the 10,000 shares of Summit common stock was $100,000 in cash.

          As part of the negotiated reorganization, the officers and directors of Summit resigned and new officers and directors were elected as follows:
  Name                         Title                         Age

Tom Turner          President/Treasurer/Director             44
John Trimble        Vice President/Secretary/Director        64

          Tom Turner was elected President/Treasurer of the Company on September 9, 1994. He has been an employee of Metropolitan since 1985, as a financial analyst. From 1983-1985 Mr. Turner was employed by Olsten Temporary Services. Prior to 1983, Mr. Turner was self-employed, principally doing business in the real estate industry.

          John Trimble was elected Vice President/Secretary on September 9, 1994. He has been an employee of Metropolitan since 1980. From 1980-1985 he served as a loan officer for Metropolitan. From 1985-
1994 he was an officer of Metropolitan. From 1985 to the present he has been a member of the Receivable Evaluation Committee.


                                       SUMMIT SECURITIES, INC.
                                   PRO FORMA FINANCIAL INFORMATION

                            PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)
                                            June 30, 1994

          The following unaudited pro forma condensed balance sheet gives effect to the redemption of the Company's common shares and the purchase of newly issued common and preferred shares by National Summit Corp. and other investors as if the transactions occurred as of June 30,
1994. This unaudited pro forma condensed balance sheet should be read in conjunction with the
Company's audited financial statements and related notes thereto.


                                                         Redemption       Sale of Common
                                                             of                 and
                                                        Common Shares    Preferred Shares     Pro
                                          Historical      Dr. (Cr.)          Dr. (Cr.)       Forma
                                          (Unaudited)
ASSETS
  Cash and Cash Equivalents              $  1,475,086   $  (411,413)  (a) $   100,000       $  1,163,673
  Real Estate Contracts and Mortgage
    Notes, Net of Unrealized Discounts
    and Allowance For Losses               25,808,491                                         25,808,491
  Real Estate Held For Sale                   386,100                                            386,100
  Investment in Metropolitan
    Common and Preferred Shares                                             3,022,425   (b)    3,022,425
  Deferred Costs                              664,976                                            664,976
  Advances to Parent and Affiliated
    Companies                               3,143,587    (3,143,587)  (a)                              -
  Other Assets                                 24,446                                             24,446
                                           ----------    ----------       -----------         ----------
    TOTAL ASSETS                         $ 31,502,686   $(3,555,000)      $ 3,122,425       $ 31,070,111
                                          ===========   ===========       ===========        ===========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Investment Certificates and Accrued
    Interest                             $ 27,590,109                                       $ 27,590,109
  Debt Payable                                 80,989                                             80,989
  Accounts Payable and Accrued Expenses        76,132                                             76,132
  Accrued Income Taxes Due Parent             317,075                                            317,075
                                           ----------    -----------      -----------        -----------
TOTAL LIABILITIES                          28,064,305                                         28,064,305
                                           ----------    -----------      -----------        -----------
STOCKHOLDER'S EQUITY:

  Common Stock                                200,000        200,000  (a)    (100,000)  (c)      100,000
  Preferred Stock                               7,052                        (302,243)  (b)      309,295
  Additional Paid-In Capital                1,859,773      3,355,000  (a)  (2,720,182)  (b)(c) 1,224,955
  Retained Earnings                         1,371,556                                          1,371,556
                                           ----------     ----------      -----------         ----------
TOTAL STOCKHOLDER'S EQUITY                  3,438,381      3,555,000       (3,122,425)         3,005,806
                                           ----------     ----------      -----------         ----------
TOTAL LIABILITIES AND STOCKHOLDER'S
  EQUITY                                 $ 31,502,686   $  3,555,000      $(3,122,425)      $ 31,070,111
                                          ===========    ===========      ===========        ===========

The accompanying notes are an integral part of these pro forma financial statements.

                                         SUMMIT SECURITIES, INC.
                                PRO FORMA CONDENSED STATEMENTS OF INCOME
                                               (UNAUDITED)


  The following unaudited pro forma condensed statements of income give effect to the redemption of the Company's common shares and the purchase of newly issued common and preferred shares by National Summit Corp. and other investors as if the transaction occurred at the beginning of the periods presented. These unaudited condensed statements of operations should be read in conjunction with the Company's audited financial statements and related notes thereto.

                                         SUMMIT SECURITIES, INC.
                              PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                                 FOR THE NINE MONTHS ENDED JUNE 30, 1994
                                               (UNAUDITED)

                                                              Pro Forma
                                                             Adjustments
                                           Historical         Dr. (Cr.)              Pro Forma
REVENUES:
  Interest and Earned Discounts          $ 2,312,155                            $ 2,312,155
  Realized Net Gains on Sales of
    Investment Securities                      4,252                                  4,252
  Realized Net Gains on Sales of
    Receivables                               36,494                                 36,494
  Real Estate Sales                           88,000                                 88,000
  Dividend Income from Metropolitan                           $   (147,400) (d)     147,400
  Other Income                                43,854                                 43,854
                                           ---------          ------------        ---------
      TOTAL REVENUES                       2,484,755              (147,400)       2,632,155
                                           ---------          ------------        ---------
EXPENSES:
  Interest                                 1,837,474                              1,837,474
  Cost of Real Estate Sold                    76,273                                 76,273
  Provision for Losses on Real
    Estate Contracts and Real
    Estate Held                               99,643                                 99,643
  Operating Expenses                         188,469                                188,469
                                           ---------             ---------        ---------
      TOTAL EXPENSES                       2,201,859                              2,201,859
                                           ---------             ---------        ---------
Income Before Income Taxes                   282,896              (147,400)         430,296
Provision for Income Taxes                   (98,832)               15,035  (d)    (113,867)
                                           ---------             ---------        ---------
NET INCOME                                   184,064              (132,365)         316,429

Preferred Stock Dividends                       (732)              182,365  (e)    (183,097)
                                           ---------             ---------        ---------
Income to Common Shareholders             $  183,332          $     50,000      $   133,332
                                           =========             =========        =========

The accompanying notes are an integral part of these pro forma financial statements.

                                         SUMMIT SECURITIES, INC.
                                PRO FORMA CONDENSED STATEMENTS OF INCOME
                                  FOR THE YEAR ENDED SEPTEMBER 30, 1993
                                               (UNAUDITED)

                                                              Pro Forma
                                                             Adjustments
                                           Historical         Dr. (Cr.)              Pro Forma
REVENUES:

  Interest and Earned Discounts
    from Metropolitan                 $ 2,487,686                               $ 2,487,686
  Realized Net Gains on Sales of
    Investment Securities                   4,724                                     4,724
  Real Estate Sales                       280,500                                   280,500
  Dividends from Metropolitan                               $  (204,462)  (d)       204,462
  Other Income                             42,714                                    42,714
                                     ------------            ----------          ----------
    TOTAL REVENUES                      2,815,624              (204,462)          3,020,086
                                     ------------            ----------          ----------
EXPENSES:
  Interest Expense                      1,792,059                                 1,792,059
  Cost of Real Estate Sold                298,900                                   298,900
  Provisions for Losses on Real
    Estate Assets                          51,012                                    51,012
  Operating Expenses                      244,595                                   244,595
                                       ----------            ----------          ----------
      TOTAL EXPENSES                    2,386,566                                 2,386,566
                                       ----------            ----------          ----------
  Income Before Income Taxes              429,058              (204,462)            633,520
  Income Tax (Provision)                 (145,951)               20,855   (d)      (166,806)
                                       ----------            ----------          ----------
  NET INCOME                              283,107              (183,607)            466,714
  Preferred Stock Dividends                     -               251,411   (e)      (251,411)
                                       ----------            ----------          ----------

  Income to Common Shareholders       $   283,107           $    67,804         $   215,303
                                       ==========            ==========          ==========

The accompanying notes are an integral part of these pro forma financial statements.

                           SUMMIT SECURITIES, INC.

                   NOTES TO UNAUDITED PRO FORMA CONDENSED
                   BALANCE SHEET AND STATEMENTS OF INCOME
                                ------------

NOTE 1:

  The pro forma condensed balance sheet assumes the redemption of all of the Company's outstanding common stock as of June 30, 1994 through the payment of cash and the reduction of an outstanding receivable due from Metropolitan aggregating $3,555,000. Additionally, National Summit Corp., a Delaware corporation wholly owned by C. Paul Sandifur, Jr. will acquire 100% of the newly issued common shares of the Company for $100,000. Contemporaneously, various investors in Metropolitan common and preferred stock, including members of Mr. Sandifur's immediate family, will acquire 30,224 of the Company's preferred stock for $100 per share in exchange for preferred and common shares of Metropolitan with a value of $3,022,425.

NOTE 2:

  The pro forma condensed statements of income reflect the above described transactions assuming they occurred at the beginning of the periods presented. The statements have been adjusted to reflect dividend income that would have been received from the Metropolitan preferred stock and dividends that would have been paid to the Company's preferred shareholders at dividend rates that were in effect during the periods. The income tax provisions have been adjusted assuming that dividend income received by the Company from Metropolitan will be taxable and subject to the 70% dividends received deduction. At various times, Metropolitan's preferred stock dividends have been, for tax purposes, a return of capital, which would have a different tax treatment from that presented in these statements. The pro forma condensed statements of operations have no adjustments to eliminate intercompany transactions previously charged by Metropolitan for services provided to the Company. In future periods, Metropolitan may charge an additional fee for real estate contract acquisition services provided for the Company's benefit that has not been previously charged. Earnings per common share data has not been presented as all of the outstanding common shares will be wholly-owned by National Summit Corp.

NOTE 3:

  The adjustments to the pro forma condensed financial statements are as follows:

  (a) Adjustments to reflect the redemption of all Company outstanding common shares through the payment of $411,413 and the reduction of an outstanding receivable from Metropolitan for $3,143,587.

  (b) Adjustments to reflect the issuance of 30,224 shares of Company preferred stock in exchange for preferred and common stock of Metropolitan valued at $2,606,252 and $416,173, respectively.


  (c) Adjustments to reflect the sale of 10,000 newly issued common shares purchased by National Summit Corp. for $100,000.

  (d) Adjustments to reflect dividend income from Metropolitan preferred stock and the related income tax effect.

  (e) Adjustments to reflect preferred stock dividends on the Company's newly issued preferred stock.

                                SIGNATURES

  Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 15, 1994

                       SUMMIT SECURITIES, INC.


                       /S/ TOM TURNER


                       BY: TOM TURNER, President/Treasurer